Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard S. Foote, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of HF2 Financial Management Inc. for the quarterly period ended September 30, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents in all material respects the financial condition and results of operations of HF2 Financial Management Inc. for the periods covered by the Report. The foregoing certification is being furnished to the Securities and Exchange Commission as part of the Report. A signed original of this statement has been provided to HF2 Financial Management Inc. and will be retained by HF2 Financial Management Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 14, 2013	/s/ Richard S. Foote
Name: Richard S. Foote
Title: President, Chief Executive Officer and Director

I, R. Bradley Forth, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of HF2 Financial Management Inc. for the quarterly period ended September 30, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents in all material respects the financial condition and results of operations of HF2 Financial Management Inc. for the periods covered by the Report. The foregoing certification is being furnished to the Securities and Exchange Commission as part of the Report. A signed original of this statement has been provided to HF2 Financial Management Inc. and will be retained by HF2 Financial Management Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 14, 2013	/s/ R. Bradley Forth
Name: R. Bradley Forth
Title: Executive Vice President and Chief Financial Officer